UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2013 (April 24, 2013)

EDAC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 McKee Place, Cheshire, CT 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 860-677-2603

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On April 24, 2013, counsel for the parties in the actions pending in (i) the Superior Court of the State of Connecticut, Judicial District of Hartford (the “Connecticut Court”) captioned Cook v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040269S, Crump v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040430S, Walsh v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040425S, and Randle v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040679S (together, the “Connecticut Actions”), and (ii) the Circuit Court of the State of Wisconsin, Dane County captioned Friedman v. EDAC Techs. Corp et al., Case No. 13-CV-1017 (the “Wisconsin Action” and together with the Connecticut Actions, the “Actions”), entered into a Memorandum of Understanding (together with the exhibits thereto, the “Memorandum”) that outlines the terms of the parties’ agreement in principle to release all claims which were or could have been asserted under the Actions and is subject to approval by the Connecticut Court. Under the terms of the Memorandum, EDAC Technologies Corporation, a Wisconsin Corporation (the “Company”) added certain disclosures to its Solicitation/Recommendation Statement on Schedule 14D-9 relating to the Offer (the “Schedule 14D-9”). The foregoing description of the Memorandum is qualified in its entirety by reference to the Memorandum, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 24, 2013, the Company also issued a press release announcing the extension of the Offer, the Memorandum and the amendment to the Schedule 14D-9. A copy of the press release is attached hereto as Exhibit 99.2.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included herewith:

Exhibit No.	Description

99.1	Memorandum of Understanding, dated as of April 24, 2013, among counsel to the parties in the actions pending in (i) the Superior Court of the State of Connecticut, Judicial District of Hartford captioned Cook v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040269S, Crump v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040430S, Walsh v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040425S, and Randle v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040679S, and (ii) the Circuit Court of the State of Wisconsin, Dane County captioned Friedman v. EDAC Techs. Corp et al., Case No. 13-CV-1017.

99.2	Press Release issued by EDAC Technologies Corporation, dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: April 24, 2013	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum of Understanding, dated as of April 24, 2013, among counsel to the parties in the actions pending in (i) the Superior Court of the State of Connecticut, Judicial District of Hartford captioned Cook v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040269S, Crump v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040430S, Walsh v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040425S, and Randle v. EDAC Techs. Corp. et al., Case No. HHD-CV-13-6040679S, and (ii) the Circuit Court of the State of Wisconsin, Dane County captioned Friedman v. EDAC Techs. Corp et al., Case No. 13-CV-1017.

99.2	Press Release issued by EDAC Technologies Corporation, dated April 24, 2013.